Exhibit 10.24

 Execution Version

JOINDER TO PLEDGE AGREEMENT

This Joinder to Pledge Agreement (the “Pledge Joinder”) is executed as of November 22, 2022, by and between Ocean II PLO LLC (“Agent”) and Tempo Automation Holdings, Inc., a Delaware corporation (“TAH”).

WHEREAS, on October 13, 2021, Agent and Tempo Automation, Inc., a Delaware corporation (“Tempo”) entered into that certain Collateral Pledge Agreement, as amended from time to time (the “Pledge Agreement”);

WHEREAS, TAH is the sole stockholder of Tempo, and in connection with TAH signing a Joinder Agreement to that certain First Amended and Restated Loan and Security Agreement by and among Tempo, Agent, and the various lender parties thereto dated even date herewith, TAH is required to become a party to the Pledge Agreement as a Pledgor.

NOW, THEREFORE, in consideration of the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, TAH hereby agrees with Agent as follows:

1.   The recitals set forth above are true and accurate, and are incorporated herein by reference.

2.   Capitalized terms used but not defined herein shall have the meaning provided in the Pledge Agreement.

3.   TAH and Agent hereby agree that by signing this Pledge Joinder, TAH agrees to be bound by the terms of the Agreement as a “Pledgor” for all purposes thereunder as if TAH were originally a party thereto in such capacity.

4.   Any notice required or permitted by the Pledge Agreement shall be given to TAH at the address, email address or facsimile number listed below TAH’s signature hereto, or such other address or facsimile number TAH subsequently provides in accordance with the Pledge Agreement.

[Signature Page Follows]

Joinder To Pledge Agreement (November 22, 2022)

1

PLEDGOR:

Tempo Automation Holdings, Inc.,
a Delaware corporation

By:
Name: Joy Weiss
Title: Chief Executive Officer
Address: 2460 Alameda St, San Francisco, CA 94103
Email: joy@tempoautomation.com

PLEDGEE:

Ocean II PLO LLC

By: Structural Capital Management Company II, LP,
a Delaware limited partnership
Its Manager

By: Structural Capital GP, LLC,
a Delaware limited liability company
Its General Partner

Name: Lawrence Gross
Title: Managing Member

Joinder To Pledge Agreement (November 22, 2022)

2